Exhibit 8.1

List of Subsidiaries

Directly-Owned Subsidiaries:
Shanghai HanTing Hotel Management Group, Ltd. (PRC)
HanTing Xingkong (Shanghai) Hotel Management Co., Ltd. (PRC)
Yiju (Shanghai) Hotel Management Co., Ltd. (PRC)
HanTing (Tianjin) Investment Consulting Co., Ltd. (PRC)
China Lodging Holdings (HK) Limited (Hong Kong)
China Lodging Holdings Singapore Pte. Ltd. (Singapore)

Indirectly-Owned Subsidiaries:
1.	100% Owned Subsidiaries
1.1	Shanghai HanTing Decoration and Engineering Co., Ltd.
1.2	Shanghai Yiju Hotel Management Co., Ltd.
1.3	Shanghai Aiting Hotel Management Co., Ltd.
1.4	Shanghai Senting Hotel Management Co., Ltd.
1.5	Shanghai Yuanting Hotel Management Co., Ltd.
1.6	Shanghai Ningting Hotel Management Co., Ltd.
1.7	Shanghai Guiting Hotel Management Co., Ltd.
1.8	Shanghai Yiting Hotel Management Co., Ltd.
1.9	Shanghai Songting Hotel Management Co., Ltd.
1.10	Shanghai Xiting Hotel Management Co., Ltd.
1.11	Shanghai Jiating Hotel Management Co., Ltd.
1.12	Shanghai Hanhao Hotel Management Co., Ltd.
1.13	Shanghai Yuanting Hotel Management Co., Ltd.
1.14	Shanghai Yangting Hotel Management Co., Ltd.
1.15	Shanghai Baoting Hotel Management Co., Ltd.
1.16	Shanghai Yaogu Shangwu Hotel Management Co., Ltd.
1.17	Shanghai Yanting Hotel Management Co., Ltd.
1.18	Shanghai Changting Hotel Management Co., Ltd.
1.19	Shanghai Changting Hotel Management Co., Ltd.
1.20	Shanghai Qinting Hotel Management Co., Ltd.
1.21	Suzhou Lishan Senbao Hotel Management Co., Ltd.
1.22	Suzhou HanTing Hotel Management Co., Ltd.
1.23	Suzhou Lishan Yatai Hotel Management Co., Ltd.
1.24	Suzhou Yiting Hotel Management Co., Ltd.
1.25	Beijing Beixie Hongyun Hotel Management Co., Ltd.
1.26	Beijing Jiating Hotel Management Co., Ltd.
1.27	Beijing Dongting Hotel Management Co., Ltd.
1.28	Beijing Anting Hotel Management Co., Ltd.
1.29	Beijing Yueting Hotel Management Co., Ltd.

1.30	Hangzhou Senting Hotel Management Co., Ltd.
1.31	Hangzhou Yishitan Investment and Management Co., Ltd.
1.32	Hangzhou Qiuting Hotel Management Co., Ltd.
1.33	Guangzhou Mengting Hotel Management Co., Ltd.
1.34	Guangzhou Meiting Hotel Management Co., Ltd.
1.35	Guangzhou Huiting Hotel Management Co., Ltd.
1.36	Tianjin Xingting Hotel Management Co., Ltd.
1.37	Tianjin HanTing Xingkong Hotel Management Co., Ltd.
1.38	Tianjin Yiting Hotel Management Co., Ltd.
1.39	Shenyang Maruika Hotel Management Co., Ltd.
1.40	Shenyang Futing Hotel Management Co., Ltd.
1.41	Wuhan HanTing Hotel Management Co., Ltd.
1.42	Wuhan Changting Hotel Management Co., Ltd.
1.43	Shenzhen HanTing Hotel Management Co., Ltd.
1.44	Shenzhen Shenting Hotel Management Co., Ltd.
1.45	Kunshan Lishan Hotel Management Co., Ltd.
1.46	Ningbo Jiangdong Meijia City Hotel Co., Ltd.
1.47	Yiwu HanTing Hotel Management Co., Ltd.
1.48	Nanning HanTing Hotel Management Co., Ltd.
1.49	Shanghai Hegao Hotel Management Co., Ltd.
1.50	Xiamen Xiating Hotel Management Co., Ltd.
1.51	Zibo HanTing Hotel Management Co., Ltd.
1.52	Beijing HanTing Jiamei Hotel Management Co., Ltd.
1.53	Xi’an HanTing Fukai Hotel Management Co., Ltd.
1.54	Qingdao HanTing Hotel Management Co., Ltd.
1.55	Shanghai Lanting Hotel Management Co., Ltd.
1.56	Shanghai baiting Hotel Management Co., Ltd.
1.57	Shanghai Jiangting Hotel Management Co., Ltd.
1.58	Shanghai Zhenting Hotel Management Co., Ltd.
1.59	Shanghai HanTing Guancheng Hotel Management Co., Ltd.
1.60	Chengdu HanTing Hotel Management Co., Ltd.
1.61	Shanghai Yiju Hotel Management Co., Ltd.
1.62	Wuxi Yiju Hotel Management Co., Ltd.
1.63	Hangzhou HanTing Kuaijie Hotel Management Co., Ltd.
1.64	Beijing Yaoting Hotel Management Co., Ltd.
1.65	Beijing Xiting Hotel Management Co., Ltd.
1.66	Shanghai HanTing Service Apartment Hotel Management Co., Ltd.
1.67	Shanghai Meiting Hotel Management Co., Ltd.
1.68	Beijing HanTing Hotel Management Co., Ltd.
1.69	Beijing HanTing Ruijing Hotel Management Co., Ltd.
1.70	Shanghai Yuyi Hotel Management Co., Ltd.
1.71	Shanghai Liansheng Hotel Management Co., Ltd.
1.72	Shanghai Yate Zhongtan Hotel Management Co., Ltd.

1.73	Shanghai Haoting Hotel Management Co., Ltd.
1.74	Shanghai Luting Hotel Management Co., Ltd.
1.75	Beijing Zhongting Hotel Management Co., Ltd.
1.76	Taiyuan Xinting Hotel Management Co., Ltd.
1.77	Nanchang Yinting Hotel Management Co., Ltd.
1.78	Nantong Botong Hotel Management Co., Ltd.
1.79	Taiyuan Ruiting Yingze Hotel Management Co., Ltd.
1.80	Shanghai Yate Hotel Management Co., Ltd.
1.81	Shanghai Rongting Hotel Management Co., Ltd.
1.82	Shanghai Minting Hotel Management Co., Ltd.
1.83	HanTing Technology (Suzhou) Co., Ltd.
1.84	Hanting (Shanghai) Enterprise Management Co., Ltd.
1.85	Xiamen Tingju Hotel Co., Ltd.
1.86	Shanghai Pengting Hotel Management Co., Ltd.
1.87	Nanjing Futing Hotel Management Co., Ltd.
1.88	Suzhou Yongchangjiahe Hotel Management Co., Ltd.
1.89	Hangzhou Anting Hotel Management Co., Ltd.
1.90	Dalian Yuanyang Sikelai Hotel Co., Ltd.
1.91	Guangzhou Chengting Hotel Management Co., Ltd.
1.92	Guangzhou Xiuting Hotel Management Co., Ltd.
1.93	Hangzhou Muting Hotel Management Co., Ltd.
1.94	Shanghai Xinting Hotel Management Co., Ltd.
1.95	Xiamen Jiangting Hotel Co., Ltd.
1.96	Hanting Hesheng (Suzhou) Hotel Management Co., Ltd.
1.97	Guangzhou Shangbin Hotel Co., Ltd.
1.98	Baotoushi Anting Hotel Management Co., Ltd.
1.99	Huazhu Hotel Management Co., Ltd.
1.100	Starway Hotels (Hong Kong) Co., Ltd.
1.101	Starway Hotels (Shanghai) Co., Ltd.
1.102	Shanghai Yinting Hotel Management Co., Ltd.
1.103	Xi’an Fengting Hotel Management Co., Ltd.
1.104	Shanghai Lingting Hotel Management Co., Ltd.
1.105	Xiamen Wuting Hotel Co., Ltd.
1.106	Nanjing Ningru Hotel Management Co., Ltd.
1.107	Beijing Duoting Hotel Management Co., Ltd.
1.108	Wuhu Yinting Hotel Management Co., Ltd.
1.109	Jiangsu Zhuke Information and Technology Co., Ltd.
1.110	Mengguang Information and Technology (Shanghai) Co., Ltd.
1.111	Shanghai Huiting Hotel Management Co., Ltd.
1.112	Shanghai Xinting Hotel Management Co., Ltd.
1.113	Shanghai Fanting Hotel Management Co., Ltd.
1.114	Shanghai Qinting Hotel Management Co., Ltd.
1.115	Shanghai Keting Hotel Management Co., Ltd.

1.116	Shanghai Hongting Hotel Management Co., Ltd.
1.117	Shanghai Shangting Hotel Management Co., Ltd.
1.118	Wuxi Meixin Hotel Co., Ltd.
1.119	Hangzhou Yilai Hotel Chain Co., Ltd.
1.120	Hangzhou Maolu Yilai Club Co., Ltd.
1.121	Hangzhou Yuejuan Yilai Hotel Co., Ltd.
1.122	Hangzhou Yueli Yilai Hotel Co., Ltd.
1.123	Hangzhou Yueting Yilai Hotel Co., Ltd.
1.124	Hangzhou Qiandaohu Yilai Resort Co., Ltd.
1.125	Hangzhou Yuexiu Yilai Hotel Co., Ltd.
1.126	Jinan Hanting Hotel Management Co., Ltd.
1.127	Kunming Xiting Hotel Management Co., Ltd.

2.	Majority-Owned Subsidiaries (all PRC companies)
2.1	Beijing HanTing Shengshi Hotel Management Co., Ltd.
- 80% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.
2.2	Beijing HanTing Dongfang Hotel Management Co., Ltd.
- 99% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.
2.3	Hangzhou Hemei HanTing Hotel Management Co., Ltd.
- 65% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.
2.4	Hangzhou Heju HanTing Hotel Management Co., Ltd.
- 65% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.
2.5	Hangzhou Heting Hotel Management Co., Ltd.
- 65% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.
2.6	Shanghai Kailin Hotel Management Co., Ltd.
- 65% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.
2.7	Nantong HanTing Zhongcheng Hotel Co., Ltd.
- 95% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.
2.8	Chengdu HanTing Yangchen Hotel Management Co., Ltd.
- 51% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.
2.9	Shenyang HanTing Yonglun Hotel Management Co., Ltd.
- 60% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.
2.10	Suzhou Kangjia Shangwu Hotel Management Co., Ltd.
- 51% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.
2.11	Wuxi HanTing Hotel Management Co., Ltd.
- 55% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.
2.12	Taiyuan HanTing Jiangnan Hotel Management Co., Ltd.
- 55% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.
2.13	Shenzhen HanTing Shiji Hotel Management Co., Ltd.
- 90% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.
2.14	Changsha Changting Hotel Management Co., Ltd.
- 51% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.
2.15	Guilin Lishan Huiming Hotel Management Co., Ltd.

- 79% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.
2.16	Shanghai HuiGu GangWan Hotel Management Co., Ltd.
- 65% equity interests owned by HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.
2.17	Shanghai Huiting Hotel Management Co., Ltd.
- 55.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.
2.18	Shanghai Yuanting Hotel Management Co., Ltd.
- 95.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.
2.19	Xi’an Shengting Hotel Management Co., Ltd.
- 99.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.
2.20	Chongqing Yiting Hotel Management Co., Ltd.
- 99.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.
2.21	Xi’an Bangting Hotel Management Co., Ltd.
- 99.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.
2.22	Nanjing Leting Hotel Management Co., Ltd.
- 80% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.
2.23	Shanghai Suting Hotel Management Co., Ltd.
- 99.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.
2.24	Xianyang Dingcheng Hanting Hotel Co., Ltd.
- 60.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.
2.25	Urumqi Qiting Hotel management Co., Ltd.
- 99.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.
2.26	Urumqi Luting Hotel management Co., Ltd.
- 99.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.
2.27	Chengdu Changting Hotel management Co., Ltd.
- 80.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.
2.28	Chengdu Yvting Hotel management Co., Ltd.
- 60.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.
2.29	Baoding Lianting Hotel management Co., Ltd.
- 99.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.
2.30	Wuhushi Ronghe Hotel management Co., Ltd.
- 99.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.
2.31	Wuhu Jiangting Hotel management Co., Ltd.
- 98.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.
2.32	Nanjing Yangting Hotel Management Co., Ltd.
- 99.00% equity interests owned by Huazhu Hotel Management Co., Ltd.
2.33	Nanjing Chunting Hotel Management Co., Ltd.
- 95.00% equity interests owned by Huazhu Hotel Management Co., Ltd.
2.34	Changzhi Huating Hotel Management Co., Ltd.
- 99.00% equity interests owned by Huazhu Hotel Management Co., Ltd.
2.35	Xi’an Jvting Hotel Management Co., Ltd.
- 90.00% equity interests owned by Huazhu Hotel Management Co., Ltd.